EXHIBIT 99.2


    TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT (IDENTIFIED BELOW) NO LATER THAN THE ELECTION
 DEADLINE OF 5:00 P.M., NEW YORK TIME, ON SEPTEMBER 29, 2006, TOGETHER WITH THE
  CERTIFICATE(S) REPRESENTING ALL SHARES OF COMMON STOCK, PAR VALUE $5.00 PER SHARE, OF NEW ASIA BANCORP, INC. TO WHICH THIS FORM OF ELECTION AND LETTER OF
                              TRANSMITTAL RELATES.

                                FORM OF ELECTION
                                      AND
                             LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
             SHARES OF COMMON STOCK, PAR VALUE $5.00 PER SHARE, OF

     NEW ASIA BANCORP, INC. PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS
                            CAREFULLY AND DELIVER TO:
          AMERICAN STOCK TRANSFER & TRUST COMPANY, THE EXCHANGE AGENT
                       BY MAIL, HAND OR OVERNIGHT COURIER
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 59 MAIDEN LANE
                               NEW YORK, NY 10038
                          ATTENTION: MICHAEL ASHENFARB

        FOR CONFIRMATION ONLY: CALL THE EXCHANGE AGENT AT 718-921-8342.

   THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED
    AND SUBMITTED, TOGETHER WITH YOUR CERTIFICATE(S) REPRESENTING ONE OR MORE
     COMMON SHARES OF NEW ASIA BANCORP, INC. TO THE ADDRESS SET FORTH ABOVE. DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS
       OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ELECTION AND LETTER OF
      TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ELECTION AND
                       LETTER OF TRANSMITTAL IS COMPLETED.

      IF CERTIFICATES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT
                   REGISTERED OWNER. SEE INSTRUCTIONS 4 AND 5.

-------------------------------------------------------------------------------
                        DESCRIPTION OF SHARE(S) ENCLOSED
-------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF                 SHARE CERTIFICATES ENCLOSED
 CERTIFICATE HOLDER(S)(PLEASE FILL IN,            (ATTACH ADDITIONAL LIST IF
 IF BLANK, EXACTLY AS NAME(S)                            NECESSARY)
  APPEAR(S) ON SHARE CERTIFICATE(S))                 (SEE INSTRUCTION 3)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                            TOTAL NUMBER
                                                              OF SHARES
                                                             REPRESENTED
                                           CERTIFICATE        BY SHARE
                                            NUMBER(S)      CERTIFICATE(S)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                          TOTAL SHARES:
-------------------------------------------------------------------------------

          Pursuant to the Agreement and Plan of Merger, dated as of July 6, 2006 (as it may be amended from time to time, the "MERGER AGREEMENT"), by and between Cathay General Bancorp ("CATHAY") and New Asia Bancorp, Inc. ("NEW ASIA BANCORP"), the undersigned surrenders to the Exchange Agent the certificate(s) (the "NEW ASIA BANCORP CERTIFICATE(S)") representing the shares of common stock, par value $5.00 per share, of New Asia Bancorp ("NEW ASIA BANCORP SHARES") owned of record by the undersigned as set forth in this Form of Election and Letter of Transmittal, and elects (the "ELECTION"), in the manner indicated in Table B below, to have the New Asia Bancorp Shares evidenced by the corresponding New Asia Bancorp Certificate(s) converted into the right to receive one (and only one) of the following:

          o Cash Election -- an amount of cash per share equal to the Per Share Cash Consideration ("CASH CONSIDERATION"), subject to proration and adjustment, as defined and calculated in the Merger Agreement and described in the proxy statement/prospectus (the "PROXY STATEMENT") dated August 11, 2006 (a "CASH ELECTION");

          o Stock Election -- a number of shares of common stock, par value $0.01 per share, of Cathay ("CATHAY SHARES") equal to the Per Share Stock Consideration ("STOCK CONSIDERATION"), subject to proration and adjustment, as defined and calculated in the Merger Agreement and described in the Proxy Statement (a "STOCK ELECTION"); or

          o Mixed Election -- the Cash Consideration with respect to a portion of the undersigned's New Asia Bancorp Shares evidenced by the New Asia Bancorp Certificate(s) as designated by the undersigned below in Table B and the Stock Consideration with respect to the balance of the undersigned's New Asia Bancorp Shares evidenced by the New Asia Bancorp Certificate(s), subject to proration and adjustment as described in the Merger Agreement and the Proxy Statement (a "MIXED ELECTION"). A Mixed Election must be made with respect to whole New Asia Bancorp Shares and not any portion of a New Asia Bancorp Share.

          If the undersigned does not mark one of the Election boxes below in Table B, the undersigned will be deemed to have indicated no preference as to the receipt of Cash Consideration or Stock Consideration (a "NO ELECTION") and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the Proxy Statement.

          The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Proxy Statement, the Merger Agreement included as Appendix A to the Proxy Statement, and the instructions applicable to this Form of Election and Letter of Transmittal. Holders may be subject to a proration process in which a holder receives for such holder's New Asia Bancorp Shares an aggregate amount of Cash Consideration and Stock Consideration other than which such holder has elected. The allocation and adjustment procedures are described under the caption "The Merger--Allocation Calculation" in the Proxy Statement. Holders of New Asia Bancorp Shares are urged to read the Merger Agreement and the Proxy Statement in their entirety before completing this Form of Election and Letter of Transmittal.

          The undersigned understands that the definitive terms under which the Merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of New Asia Bancorp Shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the Merger, are summarized in the Proxy Statement, and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the Election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled "The Merger--Material United States Federal Income Tax Consequences of the Merger."

          The undersigned makes the following Election for the undersigned's New Asia Bancorp Shares owned of record and represented on the New Asia Bancorp Certificate(s) surrendered herewith:

--------------------------------------------------------------------------------

TABLE B
                                    ELECTION

     Check one of the boxes below:

     [ ] Stock Election
     [ ] Cash Election
     [ ] Mixed Election -- Convert:

          o _______________________ New Asia Bancorp Shares into Cash Consideration (as described above, if you elect the Mixed Election, please fill in the blank to the left to designate the number of whole New Asia Bancorp Shares represented on the New Asia Bancorp Certificate(s) surrendered herewith that you want converted into the Cash Consideration), a Mixed Election must be made with respect to whole New Asia Bancorp Shares and not any portion of a New Asia Bancorp Share; and

          o    all remaining New Asia Bancorp Shares into Stock Consideration

--------------------------------------------------------------------------------
                              ALLOCATION PRIORITY


                  All Elections are subject to the proration and allocation provisions set forth in the Merger Agreement and described in the Proxy Statement. If you have made a valid Stock Election or a Mixed Election and wish to designate the priority in which New Asia Bancorp Shares covered by the Election are to be reallocated in the event that the Stock Consideration is not available in the full amount elected, please designate such priority below by New Asia Bancorp Certificate(s) number (including the number of shares to which the prioritization pertains), with the New Asia Bancorp Shares to be converted into the Cash Consideration in lieu of being converted into the Stock Consideration listed first:

--------------------------------------------------------------------------------
                           Number of Shares to       Total Shares Represented
   New Asia Bancorp        which Prioritization      by Each New Asia Bancorp
   Certificate No.         Pertains:                 Certificate:

-----------------------   -----------------------   -----------------------
-----------------------   -----------------------   -----------------------

-----------------------   -----------------------   -----------------------
-----------------------   -----------------------   -----------------------

-----------------------   -----------------------   -----------------------
-----------------------   -----------------------   -----------------------

-----------------------   -----------------------   -----------------------
-----------------------   -----------------------   -----------------------

-----------------------   -----------------------   -----------------------
-----------------------   -----------------------   -----------------------

          The undersigned may be deemed to have made No Election if, with respect to any New Asia Bancorp Shares held by the undersigned:

          (a) No Election is made in Table B; or

          (b) More than one Election is made in Table B; or

          (c) The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit the New Asia Bancorp Certificate(s) or otherwise fails to properly make an Election); or

          (d) A completed Form of Election and Letter of Transmittal (including submission of the holder's New Asia Bancorp Certificate(s)) is not received by the Exchange Agent by 5:00 p.m., New York time, on September 29, 2006 (the "ELECTION DEADLINE").

          In order to receive the Merger Consideration, (i) this Form of Election and Letter of Transmittal must be completed and signed in the space in Table F on page 5 labeled "Shareholder (s) Sign Here", (ii) the undersigned must complete and sign the Substitute Form W-9 and (iii) this Form of Election and Letter of Transmittal along with the Substitute Form W-9 must be mailed or delivered with the holder's New Asia Bancorp Certificate(s) set forth on page 1. In order to properly make an Election, the Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent before the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent in accordance with the instructions in this Form of Election and Letter of Transmittal before the Election Deadline, the undersigned will be deemed to have made No Election.

          The undersigned acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned represents and warrants that the undersigned is, as of the date of this Form of Election and Letter of Transmittal, and will be, as of the effective time of the Merger, the record holder of the New Asia Bancorp Shares represented by the New Asia Bancorp Certificate(s) surrendered herewith, with good title to those New Asia Bancorp Shares and full power and authority (i) to sell, assign and transfer those New Asia Bancorp Shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (ii) to make the Election indicated in this Form of Election and Letter of Transmittal. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the holder's New Asia Bancorp Shares.



          The undersigned irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange in accordance with the Merger Agreement and the instructions hereto. The undersigned authorizes and instructs the Exchange Agent to deliver the New Asia Bancorp Certificate(s) covered by this Form of Election and Letter of Transmittal, and to receive on the undersigned's behalf, in exchange for the New Asia Bancorp Shares represented by such New Asia Bancorp Certificate(s), any check or any certificate for Cathay Shares issuable to the undersigned. Furthermore, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

          Record holders of New Asia Bancorp Shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; but at the request of Cathay, that record holder must certify to the satisfaction of Cathay that the record holder holds those New Asia Bancorp Shares as nominee for the beneficial owner(s) of those New Asia Bancorp Shares. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of New Asia Bancorp Shares, subject to the provisions concerning joint Elections.

          COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE RELATED TRANSACTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF NEW ASIA BANCORP.

-------------------------------------      ------------------------------------

TABLE C                                    TABLE D

   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 4 & 6)                  (SEE INSTRUCTIONS 4 & 6)

   To  be  completed   ONLY  if  the          To  be  completed  ONLY  if  the
check is to be made  payable  to, or       check is to be made  payable to, or
the  certificate  for Cathay  Shares       the  certificate  for Cathay Shares
are to be  issued  in the  name  of,       are to be  issued  in the  name of,
someone   other   than  the   record       the  record  holder(s)  of the  New
holder(s)  of the New  Asia  Bancorp       Asia  Bancorp  Shares but are to be
Shares  or the  name  of the  record       sent  to  another  person  or to an
holder(s)  needs to be  corrected or       address  other  than  as set  forth
changed.                                   beneath    the   record    holder's
                                           signature  on this Form of Election
   Issue                                   and Letter of Transmittal.

   [ ]Certificate                          Check or certificate(s)
                                           for Cathay Shares to be delivered
                                           to:*
   [ ]Check to:

   Name___________________________            Name___________________________
            (Please print)                             (Please print)


   Address_________________________           Address_________________________

   ________________________________           ________________________________

   ________________________________           ________________________________
          (Include Zip Code)                        (Include Zip Code)


    -------------------------------
      (Taxpayer Identification or          *Please attach additional sheets
        Social Security Number)             if necessary
       (See Substitute Form W-9)
-------------------------------------      ------------------------------------



-------------------------------------

TABLE E

         WIRE INSTRUCTIONS
        (SEE INSTRUCTION 6)

   To   be  completed  ONLY  if  the
beneficial owner(s) of the  New Asia
Bancorp   Shares   is   entitled  to
receive  an amount  of cash as their
portion      of       the     Merger
Consideration equal to or  in excess
of   $200,000  AND  wish  to receive
such  Merger  Consideration  by wire
transfer.



   Name on Account _________________
                  (Please print)


   Name of Bank ____________________
                   (Please print)


   Bank Address ____________________

    ________________________________

    ________________________________
          (Include Zip Code)


   ABA Routing Number______________

   Account Number__________________

-------------------------------------

--------------------------------------------------------------------------------

TABLE F
                             IMPORTANT - SIGN HERE
                 (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9
          PROVIDED IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON YOUR NEW ASIA BANCORP CERTIFICATE(S). IF THIS IS A JOINT ELECTION, EACH PERSON COVERED BY THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST SIGN PERSONALLY.

A CHECK, WIRE TRANSFER OR CERTIFICATE FOR CATHAY SHARES WILL BE ISSUED ONLY IN THE NAME OF THE PERSON(S) SUBMITTING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL AND WILL BE MAILED TO THE ADDRESS SET FORTH BENEATH THE PERSON'S SIGNATURE UNLESS THE SPECIAL DELIVERY OR SPECIAL ISSUANCE INSTRUCTIONS ARE COMPLETED.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
(SIGNATURE(S) OF CERTIFICATE HOLDER(S) - SEE INSTRUCTION 5)

Dated: _________________, 2006

Tax Identification or Social Security Number:___________________________________

(See Substitute Form W-9 and Instruction 7)

IF SIGNATURE IS BY A PERSON(S) OTHER THAN RECORD HOLDER(S) AND IN THE CAPACITY OF TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR ANY OTHER PERSONS(S) ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. SEE INSTRUCTION 5.

Name(s):  ______________________________________________________________________

     ---------------------------------------------------------------------------
(Please Print)

Capacity (Full Title):   _______________________________________________________

Address:  ______________________________________________________________________

     ---------------------------------------------------------------------------
(Include Zip Code)

Area Code and Telephone Number:    _____________________________________________

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED - SEE INSTRUCTION 4 OR 6)

The undersigned guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Authorized Signature:    _______________________________________________________

Name (Please Print):     _______________________________________________________

Name of Firm:  _________________________________________________________________

Address:  ______________________________________________________________________

     ---------------------------------------------------------------------------
(Include Zip Code)

Area Code and Telephone Number:    _____________________________________________


Dated: _____________________, 2006


Name of eligible institution issuing Guarantee Note: if the check or certificate representing Cathay Shares is to be issued in exactly the name of the record holder as inscribed on the surrendered New Asia Bancorp Certificate(s), the surrendered New Asia Bancorp Certificate(s) need not be endorsed and no guarantee of the signature on this Form of Election and Letter of Transmittal is required.

-------------------------------------------------------------------------------

                                  INSTRUCTIONS


          This Form of Election and Letter of Transmittal is to be completed and received by the Exchange Agent before the Election Deadline by those holders of New Asia Bancorp Shares desiring to make an Election. It also may be used, following consummation of the Merger, as a letter of transmittal to accompany the surrender of New Asia Bancorp Shares to be exchanged for the Merger Consideration for holders of New Asia Bancorp Shares who do not complete and submit the Form of Election and Letter of Transmittal before the Election Deadline, although any such New Asia Bancorp Shares so surrendered will be treated as No Election Shares for all purposes of the Merger Agreement. Holders of New Asia Bancorp Shares who do not complete and submit this Form of Election and Letter of Transmittal before the Election Deadline cannot make an Election. They will be deemed to have made a No Election and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the Proxy Statement. Until a record holder's New Asia Bancorp Certificate(s) is received by the Exchange Agent at the address set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the those documents are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration or check representing the Cash Consideration or check or wire representing cash in lieu of fractional shares (if any) in exchange for the holder's New Asia Bancorp Certificate(s). In addition, no interest will accrue on the Cash Consideration or any cash in lieu of fractional shares and holders of New Asia Bancorp Shares receiving Stock Consideration will not receive any dividends or other distributions to which they are entitled to with respect to their Cathay Shares which have a record date and are paid after the effective time of the Merger. When duly surrendered, Cathay will pay, without interest, any unpaid dividend, or other distributions, declared before the effective time.

1.  TIME IN WHICH TO MAKE AN ELECTION

     For an Election to be validly made with respect to New Asia Bancorp Shares owned by a holder, the Exchange Agent must receive, at the address set forth on the front of this Form of Election and Letter of Transmittal, before the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by the New Asia Bancorp Certificate(s) representing such New Asia Bancorp Shares. Any shareholder whose Form of Election and Letter of Transmittal and New Asia Bancorp Certificate(s) are not so received will be deemed to have made a No Election.

2.  CHANGE OR REVOCATION OF ELECTION

     Any holder of New Asia Bancorp Shares who has made an Election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder's Election by submitting to the Exchange Agent a revised and later dated Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent before the Election Deadline. Any holder of New Asia Bancorp Shares may at any time before the Election Deadline revoke the Election and withdraw the New Asia Bancorp Certificate(s) for the holder's New Asia Bancorp Shares deposited with the Exchange Agent by written notice to the Exchange Agent received before the Election Deadline. After the Election Deadline, a holder of New Asia Bancorp Shares may not change the Election and may not withdraw the holder's New Asia Bancorp Certificate(s) unless the Merger Agreement is terminated.

3.  NOMINEES

     Record holders of New Asia Bancorp Shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; but at the request of Cathay, the record holder must certify to Cathay' satisfaction that the record holder holds those New Asia Bancorp Shares as nominee for the beneficial owner(s) of those New Asia Bancorp Shares. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of New Asia Bancorp Shares.

4.  GUARANTEE OF SIGNATURES

     No signature guarantee is required on this Form of Election and Letter of Transmittal if this Form of Election and Letter of Transmittal is signed by the record holder(s) of the New Asia Bancorp Shares tendered herewith, and the certificate representing Cathay Shares or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions and Table C above must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

5. SIGNATURES ON FORM OF ELECTION AND LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS

(a) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the certificate(s) tendered by this Form of Election and Letter of Transmittal without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the New Asia Bancorp Certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

(b) If any New Asia Bancorp Shares tendered by this Form of Election and Letter of Transmittal are held of record by two or more joint holders, each of the joint holders must sign this Form of Election and Letter of Transmittal.

(c) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the New Asia Bancorp Certificate(s) listed and transmitted by this Form of Election and Letter of Transmittal, no endorsements of the New Asia Bancorp Certificate(s) or separate stock powers are required.

(d) If any surrendered New Asia Bancorp Shares are registered in different names on several New Asia Bancorp Certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of New Asia Bancorp Certificates.

(e) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the New Asia Bancorp Certificate(s) listed, the New Asia Bancorp Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the New Asia Bancorp Certificate(s). Signatures on the New Asia Bancorp Certificate(s) or stock powers must be guaranteed as provided in Table F above. See Instruction 4.

(f) If this Form of Election and Letter of Transmittal or any New Asia Bancorp Certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the New Asia Bancorp Certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS; WIRE TRANSFERS

     Unless instructions to the contrary are given in Table C entitled "Special Issuance Instructions" or Table D entitled "Special Delivery Instructions," the certificate representing Cathay Shares and/or the check to be distributed upon the surrender of New Asia Bancorp Shares by this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in Table C entitled "Description of New Asia Bancorp Common Shares Surrendered." If the certificate or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), Table C entitled "Special Issuance Instructions" must be completed. If the certificate or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in Table A entitled "Description of New Asia Bancorp Common Shares Surrendered," then Table D entitled "Special Delivery Instructions" must be completed. If Table C entitled "Special Issuance Instructions" is completed, or Table D entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed as provided in Table F. See Instruction 4.

     Holders of New Asia Bancorp Shares that are entitled to receive an amount of cash as their portion of the Merger Consideration equal to or in excess of $200,000 will be able to receive such cash portion by wire transfer provided that all required documentation (including wire transfer instructions) are completed and delivered AT LEAST TWO BUSINESS DAYS prior to the closing date of the Merger. The information in Table E entitled "Wire Transfer Instructions" must be provided and delivered to the Exchange Agent to constitute proper wire transfer instructions. Holders of New Asia Bancorp Shares eligible for and chooses to receive the cash portion of the Merger Consideration by wire transfer will not be responsible for any wire transfer costs associated with the wire transfer. If the information in Table E entitled "Wire Transfer Instructions" is not completed and delivered to the Exchange Agent two business days prior the closing date of the Merger, holders will be paid by check. Holders of New Asia Bancorp Shares who complete Table E entitled "Wire Transfer Instructions" but that are not eligible to receive the cash portion of the Merger Consideration by wire transfer will receive such cash portion by check.

7.  IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING


     Each holder of New Asia Bancorp Shares (or other payee) is required to provide the Exchange Agent with the holder's correct Taxpayer Identification Number ("TIN"), generally the holder's (or other payee's) social security or federal employer identification number, on the Substitute Form W-9 provided below in this Letter of Transmittal, and certify, under penalties of perjury, that such TIN is correct, that such holder (or other payee) is not subject to backup withholding and that such holder (or other payee) is a U.S. person, or, alternatively, to establish another basis for exemption from backup withholding. If a surrendering holder of New Asia Bancorp Shares (or other payee) has been notified by the Internal Revenue Service (the "IRS") that such holder (or other payee) is subject to backup withholding, such holder (or other payee) must cross out item (2) in Part II of the Substitute Form W-9, unless such holder (or other payee) has since been notified by the IRS that such holder (or other payee) is no longer subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the holder (or other payee) to 28% federal income tax backup withholding on any payments made pursuant to the merger. If the holder (or other payee) has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder (or other payee) should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments to such holder (or other payee). If the Exchange Agent is not provided with the correct TIN, the holder (or other payee) may be subject to a penalty imposed by the IRS.

     Certain holders of New Asia Bancorp Shares (or other payees) that are not United States persons are not subject to the backup withholding. In order for a non-U.S. individual to prevent backup withholding such individual must submit to the Exchange Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that shareholder's exempt status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, including how to obtain a TIN if you do not have one, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

8.  INADEQUATE SPACE

     If there is inadequate space to list the New Asia Bancorp Certificate(s), the information must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.

9.  INDICATION OF NEW ASIA BANCORP CERTIFICATE(S) NUMBERS AND SHARES

     This Form of Election and Letter of Transmittal should indicate in Table A the certificate number of the New Asia Bancorp Certificate(s) covered by this Form of Election and Letter of Transmittal and the number of shares represented by each New Asia Bancorp Certificate.

10. METHOD OF DELIVERY

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER OF NEW ASIA BANCORP SHARES. IF DELIVERY IS BY MAIL, THE USE OF REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS STRONGLY RECOMMENDED. A return envelope is enclosed. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

11. LOST NEW ASIA BANCORP CERTIFICATE

     If any New Asia Bancorp Certificate has been lost, stolen or destroyed, the holder should call Benjamin Wong and/or Teresa Au at (312) 225-5991, for instructions as to how to proceed. Holders may contact Benjamin Wong and/or Teresa Au regarding lost, stolen or destroyed New Asia Bancorp Certificate(s). This Form of Election and Letter of Transmittal cannot be processed until you have followed the procedures for replacing lost, stolen or destroyed New Asia Bancorp Certificate(s).

12. NON-CONSUMMATION OF MERGER

     Consummation of the Merger is subject to the required approval of the stockholders of New Asia Bancorp, to the receipt of all required regulatory approvals and to the satisfaction of certain other conditions. No payments related to any surrender of the New Asia Bancorp Certificate(s) will be made before the consummation of the Merger, and no payments will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and New Asia Bancorp Certificate(s) submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

13. VOTING RIGHTS AND DIVIDENDS

     Holders of New Asia Bancorp Shares will continue to have the right to vote and to receive all dividends paid, if any, on all New Asia Bancorp Shares deposited by them with the Exchange Agent until the Merger becomes effective.

14. CONSTRUCTION

     All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

     All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by Cathay in its sole discretion and such resolution will be final and binding.

     With the consent of Cathay, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of New Asia Bancorp Shares submitting the Form of Election and Letter of Transmittal is reasonably clear. Neither the Exchange Agent nor Cathay is under any obligation to provide notification of any defects in the deposit and surrender of any New Asia Bancorp Certificate(s) formerly representing New Asia Bancorp Shares, nor will the Exchange Agent or Cathay be liable for any failure to give any such notification.

15. MISCELLANEOUS

     No fraction of a share of Cathay Shares will be issued upon the surrender for exchange of any New Asia Bancorp Certificate(s) for Cathay Shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

     COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING OR VOTING MEETING OF SHAREHOLDERS OF NEW ASIA BANCORP. TO VOTE ON THE MERGER AGREEMENT, PLEASE CONSULT THE PROXY STATEMENT.

16. QUESTIONS AND REQUESTS FOR INFORMATION

     Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to Benjamin Wong and/or Teresa Au at (312) 225-5991. Additional copies of the Proxy Statement and this Form of Election and Letter of Transmittal may be obtained from the Exchange Agent by calling (718) 921-8342.

THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED IF YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). IF YOU ARE A U.S. PERSON, PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
                              SUBSTITUTE FORM W-9
              DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
                   PAYER'S REQUEST FOR TIN AND CERTIFICATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------
Please check the appropriate box indicating your status:    |_|  Exempt from
|_| Individual/Sole proprietor |_| Corporation  |_|         backup withholding
Partnership  |_| Other .................................
                                                            --------------------
--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)

--------------------------------------------------------------------------------
City, state, and ZIP code

--------------------------------------------------------------------------------
PART I  TIN
--------------------------------------------------------------------------------

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE     __________________
RIGHT. For most individuals, this is your social         Social Security Number
security number.  If you do not have a number, see the             OR
enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER          ___________________
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9. If you     Employer Identification
are awaiting a TIN, write "Applied For" in this Part I,          Number
complete the "Certificate Of Awaiting Taxpayer
Identification Number" below and see Instruction 7,
"Important Information Regarding Backup Withholding".

Note: If the account is in more than one name, see the
chart in the attached GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
to determine which number to give to the payer.
--------------------------------------------------------------------------------
PART II       CERTIFICATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

SIGN          Signature of
HERE          U.S. person                                           Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN A BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 7, "IMPORTANT INFORMATION REGARDING BACKUP WITHHOLDING".

                COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
               "APPLIED FOR" INSTEAD OF YOUR TIN IN PART I OF THE
                              SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of U.S. federal income backup withholding tax on all reportable payments made to me thereafter will be withheld.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SIGN          Signature of
HERE          U.S. person                                           Date
--------------------------------------------------------------------------------

                        GUIDELINES FOR CERTIFICATION OF
             TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.



-------------------------------------------  ------------------------------------------
                          GIVE THE NAME                                   GIVE THE NAME
                          NAME AND SOCIAL                                 AND EMPLOYER
FOR THIS TYPE OF ACCOUNT: SECURITY NUMBER    FOR THIS TYPE OF ACCOUNT:    IDENTIFICATION
                          OF--                                            NUMBER OF--

-------------------------------------------  ------------------------------------------

1. Individual             The individual     6. Sole proprietorship       The owner(3)
                                                or single-member LLC

2. Two or more            The actual owner   7. A valid trust,            The legal
   individuals (joint     of the account or,    estate, or pension        entity(4)
   account)               if combined           trust
                          funds, the first
                          individual on
                          the account(1)
                                             8. Corporate or LLC          The corporation
                                                electing corporate
                                                status on Form 8832

                                             9. Association, club,        The organization
3. Custodian account of   The minor(2)          religious, charitable,
   a minor (Uniform                             educational, or
   Gift to Minors Act)                          other tax-exempt
                                                organization

                                             10. Partnership or           The partnership
                                                 multi-member LLC
4. a. The usual           The grantor-       11. A broker or              The broker or
   revocable savings      trustee(1)             registered nominee       nominee
   trust (grantor is
   also trustee)
                                             12. Account with the         The public entity
                                                 Department of
   b. So-called trust                            Agriculture in the name
   account that is                               of a pubic entity (such
   not a legal or valid                          as a state or local
   trust under state                             government, school
   law                                           district, or prison)
                                                 that receives
5. Sole proprietorship    The owner(3)           agricultural program
   or single-owner LLC                           payments

-------------------------------------------  ------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)



NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
PAGE 2


OBTAINING A NUMBER

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at http://www.socialsecurity.gov/online/ss-5.pdf. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS website at http://www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM BACKUP WITHHOLDING INCLUDE:

1. An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2);

2.   The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities. OTHER PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

6.   A corporation;

7.   A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10.  A real estate investment trust;

11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.  A common trust fund operated by a bank under Section 584(a);

13.  A financial institution;

14.  A middleman known in the investment community as a nominee or custodian; or

15.  A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.



------------------------------------------------------------------------------
IF  THE   PAYMENT FOR...                IS THEN THE PAYMENT IS EXEMPT
                                        FOR ...
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Interest and dividend payments          All exempt recipients except for 9
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Broker transactions                     Exempt recipients 1 through 13.
                                        Also, a person registered under
                                        the Investment Advisers Act of
                                        1940 who regularly acts as a broker
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Barter exchange transactions and        Exempts recipients 1 through 5
patronage dividends
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Payments over $600 required to          Generally, exempt recipients 1
be reported and direct sales over       through 7(2)
$5000(1)
------------------------------------------------------------------------------

(1) See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under Section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and healthcare payments, attorneys' fees and payments for services paid by a federal executive agency.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE "EXEMPT FROM BACKUP WITHHOLDING" BOX, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. FOREIGN PAYEES WHO ARE NOT SUBJECT TO BACKUP WITHHOLDING SHOULD COMPLETE AN APPROPRIATE FORM W-8 AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return and may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns.

Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.